                                                                   EXHIBIT 10.38



         FIRST AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT


                 This first amendment to first amended and restated credit agreement ("Amendment") is made and entered into as of November 14, 1996, by and between PACER/CATS/CCS - a Delaware joint venture ("Borrower") and U. S. BANK OF WASHINGTON, NATIONAL ASSOCIATION ("U. S. Bank").

                               R E C I T A L S :

                 A. On July 31, 1996, U. S. Bank and Borrower entered into that certain first amended and restated credit agreement (together with all supplements, exhibits, modifications, and amendments thereto, the "Credit Agreement"), whereby U. S. Bank agreed to extend certain credit facilities to Borrower on the terms and conditions set forth in the Credit Agreement.

                 B. Borrower has requested U. S. Bank to modify the Tangible Net Worth covenant and to waive certain violations of the Credit Agreement. The purpose of this Amendment is to set forth the terms and conditions upon which U. S. Bank will grant Borrower's requests.


                            ARTICLE I.  DEFINITIONS

                 As used herein, capitalized terms shall have the meanings given to them in the Credit Agreement, except as otherwise defined herein or as the context otherwise requires.


                             ARTICLE II.  AMENDMENT

                 The Credit Agreement, as well as all of the other Loan Documents, are hereby amended as set forth herein. Except as specifically provided for herein, all of the terms and conditions of the Credit Agreement and each of the other Loan Documents shall remain in full force and effect throughout the terms of the Loans, as well as any extensions or renewals thereof.


                             ARTICLE III.  WAIVERS

                 U. S. Bank hereby agrees to waive Borrower's violation of the Net Worth Covenant as of September 30, 1996. U. S. Bank also hereby agrees to waive the requirement set forth in Section 5.1(c) of the Credit Agreement that Borrower deliver to U. S. Bank unqualified audited financial statements of Borrower for Borrower's fiscal year ended December 31, 1995.





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                     ARTICLE IV. MODIFICATION OF COVENANTS

                 Section 6.15 of the Credit Agreement is hereby deleted in its entirety, and is replaced with the following:

                 6.15 Tangible Net Worth. As of the end of each fiscal quarter of Borrower, permit Tangible Net Worth to be less than the following:


            FISCAL QUARTER                       TANGIBLE NET
             OF BORROWER                             WORTH
            3rd & 4th 1996                       ($3,750,000)

            1st & 2nd 1997                       ($3,250,000)

            3rd & 4th 1997                       ($2,750,000)

            1st & 2nd 1998                       ($2,250,000)

            3rd & 4th 1998                       ($1,600,000)

            1st & 2nd 1999                       ($1,000,000)


                         ARTICLE V.  GENERAL PROVISIONS

                 5.1 Representations and Warranties. Borrower hereby represents and warrants to U. S. Bank that as of the date of this Amendment, there exists no Default or Event of Default, with the exception of the violations of the Credit Agreement that are waived in Article III of this Amendment. All representations and warranties of Borrower contained in the Credit Agreement and the other Loan Documents, are true and correct as of the date of this Amendment. Borrower acknowledges and agrees that all of Borrower's Indebtedness to U. S. Bank is payable in accordance with the Credit Agreement, and that Borrower has no offset, defense, or counterclaim as of the date of this Amendment.

                 5.2 Collateral. All Loan Documents under the Credit Agreement evidencing U. S. Bank's security interest in the Collateral shall remain in full force and effect and shall secure the payment and performance of all Indebtedness of Borrower to U. S. Bank.

                 5.3 Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original agreement, but all of which together shall constitute one and the same agreement.





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                 5.4      STATUTORY NOTICE.  ORAL AGREEMENTS OR ORAL
COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

                 IN WITNESS WHEREOF, U. S. Bank and Borrower have caused this Amendment to be duly executed by their respective duly authorized signatories as of the date first above written.


                                       PACER/CATS/CCS - a Delaware joint venture

                                       By: Ticketmaster Cinema Group, Ltd.,
                                           managing joint venture partner



                                           By  /s/ Ned S. Goldstein
                                             -----------------------------

                                           Title Senior Vice President
                                                --------------------------




                                       U. S. BANK OF WASHINGTON, NATIONAL
                                         ASSOCIATION



                                       By  /s/ Ann B. Caldwell
                                         ---------------------------------

                                       Title Vice President
                                            ------------------------------






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